UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2018 (September 20, 2018)

Acxiom Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	0-13163	83-1269307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 E. Dave Ward Dr.

Conway, AR 72032

(Address of principal executive offices, including zip code)

(501) 342-1000

(Registrant’s telephone number, including area code)

Acxiom Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger; Related Transactions

On September 20, 2018, Acxiom Corporation, a Delaware corporation and existing NASDAQ-listed registrant (the “Predecessor Company”), obtained stockholder approval for a holding company merger. Upon stockholder approval, the Predecessor Company executed an Agreement and Plan of Merger (“Merger Agreement”) with Acxiom Holdings, Inc., a Delaware corporation (the “Successor Company”) wholly owned by the Predecessor Company, and High Garden Merger Sub, Inc., a Delaware corporation wholly owned by the Successor Company (“Merger Sub”). As previously disclosed by the Predecessor Company, pursuant to the Merger Agreement, Merger Sub merged (the “Merger”) with and into the Predecessor Company with the Predecessor Company surviving. As a result of the Merger, the Predecessor Company is now a wholly owned subsidiary of the Successor Company. As a result of the Merger, neither the business conducted by the Successor Company and the Predecessor Company in the aggregate, nor the consolidated assets and liabilities of the Successor Company and the Predecessor Company, in the aggregate, will change. As was previously contemplated and disclosed, immediately following completion of the Merger, the Predecessor Company converted into a Delaware limited liability company (the “Conversion,” together with the Merger, the “Reorganization”). Immediately following the Conversion, the Predecessor Company distributed all equity interests in LiveRamp, Inc., a Delaware corporation (“LiveRamp”) and wholly-owned subsidiary of the Predecessor Company, to the Successor Company, such that the Predecessor Company and LiveRamp are coequal, wholly owned direct subsidiaries of the Successor Company (the “Separation”), with LiveRamp holding the LiveRamp identity technology provider business and the Predecessor Company holding the Acxiom Marketing Solutions business (the “AMS Business”). As previously contemplated and disclosed, it is intended that the Separation will facilitate the pending sale by the Successor Company of the AMS Business to The Interpublic Group of Companies, Inc. (the “AMS Sale”). The foregoing description of the Merger Agreement is qualified in its entirety by such agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

By virtue of the Merger, each share of the Predecessor Company’s outstanding common stock has been converted, on a share-for-share basis, into a share of common stock of the Successor Company. As a result, each stockholder of the Predecessor Company has become the owner of an identical number of shares of common stock of the Successor Company. The common stock of the Predecessor Company (or its predecessors) has been publicly traded since 1983.

The Successor Company’s common stock will be traded initially under the name “Acxiom Holdings, Inc.” and will be listed initially on the NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “ACXM.” Furthermore, the CUSIP number for the Successor Company’s common stock will remain the same as the CUSIP number for the Predecessor Company’s common stock. Following the AMS Sale, the Successor Company will rebrand its business under the “LiveRamp” name and trade under the ticker symbol “RAMP” on the New York Stock Exchange (“NYSE”), as further described in Item 3.01 below.

The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding common stock of the Predecessor Company are deemed to represent the same number of shares of common stock in the Successor Company. Stockholders do not need to exchange their share certificates.

The provisions of the certificate of incorporation and bylaws of the Successor Company are the same as those of the Predecessor Company’s prior to the Merger, other than the change of name, and are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. The authorized capital stock of the Successor Company, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also the same as the capital stock of the Predecessor Company immediately prior to the Merger. The directors and executive officers of the Successor Company are the same individuals who were directors and executive officers, respectively, of the Predecessor Company immediately prior to the Merger. The Reorganization will not give rise to any taxable gain or loss to stockholders, option holders or restricted stock unit holders of the Predecessor Company.

In connection with the Merger, on September 20, 2018, the Successor Company also entered into a Compensation Plan Agreement (the “Compensation Plan Agreement”) with the Predecessor Company pursuant to which the Successor Company assumed (including sponsorship of) the Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation (the “2005 Plan”), the LiveRamp, Inc. 2006 Equity Incentive Plan, the Pippio, Inc. 2014 Equity Incentive Plan, the Arbor Equity Compensation Plan, the Solve Media, Inc. 2009 Stock Plan, the Circulate Equity Compensation Plan, the Amended and

Restated Key Associate Stock Option Plan of Acxiom Corporation, the 2011 Nonqualified Equity Compensation Plan, the 2005 Stock Purchase Plan of Acxiom Corporation and any other equity incentive plans sponsored or maintained by the Predecessor Company and any amendments, subplans, appendices or addendums thereto (the “Equity Plans”). In addition, all obligations of the Predecessor Company pursuant to each stock option to purchase a share of Predecessor Company common stock (a “Predecessor Company Option”), and each right to acquire or vest in a share of Predecessor Company common stock (a “Predecessor Company Stock Unit” and, together with any Predecessor Company Option or Predecessor Company Stock Unit, a “Predecessor Company Equity Award”) that was outstanding immediately prior to the Merger and (i) issued under the Equity Plans and underlying grant agreements or (ii) granted by the Predecessor Company pursuant to a grant agreement outside of the Equity Plans and underlying agreements (each such grant agreement, whether under an Equity Plan or not, a “Predecessor Company Award Grant Agreement”, and such grant agreements together with the Equity Plans, the “Equity Plans and Agreements”), was converted into (A) with respect to each Predecessor Company Stock Unit, a right to acquire or vest in a share of Successor Company common stock or (B) with respect to a Predecessor Company Option, an option to purchase a share of Successor Company common stock at an exercise price per share equal to the exercise price per share of Predecessor Company common stock subject to such Predecessor Company Option immediately prior to the Merger. On September 20, 2018, the Predecessor Company Equity Awards, the Equity Plans and Agreements and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of Predecessor Company common stock was automatically deemed to be amended, to the extent necessary or appropriate, to provide that references to Predecessor Company in such awards, documents and provisions will be read to refer to the Successor Company (including with respect to any performance-based vesting conditions referring to the Predecessor Company’s performance) and references to Predecessor Company common stock in such awards, documents and provisions shall be read to refer to Successor Company common stock. The foregoing description of the Compensation Plan Agreement is qualified in its entirety by such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Upon consummation of the Merger, the Successor Company’s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Successor Company is the successor issuer to the Predecessor Company. On September 20, 2018, on behalf of the Predecessor Company, Nasdaq filed an application on Form 25 with the U.S. Securities and Exchange Commission (the “Commission”) to voluntarily delist its common stock, par value $0.10 per share, from Nasdaq and to deregister such common stock under Section 12(b) of the Exchange Act (except to the extent of the succession of the Successor Company to the Exchange Act Section 12(b) registration of the Predecessor Company). On September 20, 2018, a Form 15 was also filed with the Commission requesting the Predecessor Company’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of the Successor Company to the reporting obligations of the Predecessor Company).

In accordance with Rule 414 under the Securities Act of 1933, as amended, the Successor Company is adopting, as successor registrant, the Predecessor Company’s Registration Statements on Form S-3 (File Number 333-215626) and Form S-8 (File Numbers 333-223520, 333-221162, 333-219839, 333-214927, 333-214926, 333-197463, 333-151333, 333-127743 and 333-91395).

Sixth Amended and Restated Credit Agreement

Concurrently with the Merger, the Predecessor Company amended its Sixth Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as the agent, and other lenders party thereto to allow for the Merger, the Conversion and the steps necessary to complete the realignment of the Successor Company’s business units in preparation for the closing of the AMS Sale. Pending the closing of the AMS Sale, the Predecessor Company will remain the obligor under the Credit Agreement, and the Successor Company will guarantee the Predecessor Company’s obligations thereunder. As previously contemplated and disclosed, the existing debt under the Credit Agreement will be retired upon the closing of the AMS Sale, resulting in a debt-free balance sheet of the Successor Company, and the Credit Agreement will be terminated.

The foregoing description of the Credit Agreement, as amended, is qualified in its entirety by such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 under the heading “Sixth Amended and Restated Credit Agreement” is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 20, 2018, the Successor Company, acting pursuant to authorization by its Board of Directors, determined to voluntarily withdraw the principal listing of its common stock, par value $0.10 per share, from Nasdaq and transfer that listing to NYSE following the closing of the AMS Sale. As previously contemplated and disclosed, the Successor Company will be listed under the new name “LiveRamp Holdings, Inc.” and will trade under the ticker symbol “RAMP.” The Successor Company expects that listing and trading of its common stock on Nasdaq will end on October 1, 2018 and that trading on NYSE will begin when the market opens on October 2, 2018. The Successor Company intends to file a Form 25 with the Commission on October 1, 2018 to voluntarily delist its common stock, par value $0.10 per share, from Nasdaq. The information contained in the penultimate paragraph of Item 1.01 under the heading “Agreement and Plan of Merger; Related Transactions” is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 under the heading “Agreement and Plan of Merger; Related Transactions” is incorporated herein by reference.

As noted in Item 5.07 below, at the Predecessor Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), stockholders approved an increase in the number of shares available for issuance under the 2005 Plan by 5,000,000 to 37,875,000 shares. A summary of the material terms of the 2005 Plan, as amended and restated, is set forth on pages 23 through 33 of the Definitive Proxy Statement on Schedule 14A for the 2018 Annual Meeting, which was filed with the Commission on August 24, 2018 (the “Proxy Statement”) and is incorporated herein by reference. That summary, as supplemented, and the foregoing description of the 2005 Plan are qualified in their entirety by reference to the text of the 2005 Plan, as amended and restated, which is filed as Exhibit 10.3 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting was held on September 20, 2018, at 10:00 a.m. PDT at 100 Redwood Shores Parkway, Redwood City, California 94065 and via the Internet at www.virtualshareholdermeeting.com/ACXM18. Stockholders voted on eight proposals, and the voting results are described below:

1.    Election of Directors. John L. Batelle, William J. Henderson and Debora B. Tomlin were elected to the board of directors for three-year terms expiring at the 2021 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John L. Batelle	66,699,569	131,289	99,217	4,133,754
William J. Henderson	65,873,976	948,512	107,587	4,133,754
Debora B. Tomlin	66,528,865	306,414	94,796	4,133,754

2.    Advisory Vote to Approve Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the compensation of the Predecessor Company’s named executive officers as disclosed in the Proxy Statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,779,170	1,861,208	1,289,697	4,133,754

3.    Approval of the AMS Sale. The stockholders approved the AMS Sale by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,856,311	32,753	41,011	4,133,754

4.    Approval of the Reorganization. The stockholders approved the Reorganization by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,729,477	153,920	46,678	4,133,754

5.    Approval of the Adjournment(s) Proposal. The stockholders approved the proposal to adjourn the 2018 Annual Meeting and any adjourned session of the 2018 Annual Meeting, if necessary or appropriate, by the following votes:

Votes For	Votes Against	Votes Abstained
66,868,847	4,050,555	144,427

6.    Advisory Vote to Approve Golden Parachutes. The stockholders approved, on an advisory basis, various payments that the Predecessor Company’s named executive officers will or may be eligible to receive in connection with the AMS Sale:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,202,078	21,454,665	1,273,332	4,133,754

7.    Proposal to Increase the Number of Shares Available for Issuance Under the 2005 Plan. The stockholders approved an increase of 5,000,000 shares in the number of shares available for issuance under the 2005 Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,638,341	20,204,582	87,152	4,133,754

8.    Ratification of Independent Registered Public Accountant. The stockholders ratified the selection of KPMG LLP as the Successor Company’s independent registered public accounting firm for fiscal year 2019 by the following votes:

Votes For	Votes Against	Votes Abstained
70,049,598	962,726	51,505

Item 7.01. Regulation FD Disclosure.

A press release announcing the Reorganization and the switch to NYSE is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated September 20, 2018 by and between Acxiom Holdings, Inc. and Acxiom Corporation

3.1	Amended and Restated Certificate of Incorporation of Acxiom Holdings, Inc. (as amended September 20, 2018)

3.2	Amended and Restated Bylaws of Acxiom Holdings, Inc.

10.1	Compensation Plan Agreement

10.2	Sixth Amended and Restated Credit Agreement, as amended September 20, 2018

10.3	Amended and Restated 2005 Equity Compensation Plan of Acxiom Holdings, Inc. (as successor to Acxiom Corporation)

99.1	Press release dated September 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acxiom Holdings, Inc.

DATED: September 21, 2018	By:	/s/ Jerry C. Jones
		Name:	Jerry C. Jones
		Title:	Chief Ethics and Legal Officer, Executive Vice President and Assistant Secretary